EXHIBIT 8.1

MAIN REPSOL YPF GROUP INVESTEES AS OF DECEMBER 31, 2004

Name	Country	Parent Company	Other Shareholders(1)	Line of Business	Consolidation Method		Total % of Ownership		Amounts in Millions of Euros
							% of Direct Ownership	% Control	Capital	Reserves	Income (Loss)	Interim Dividend	Assets Owned(2)	Investment Value(3)
Repsol Petróleo, S.A.	Spain	Repsol YPF, S.A.		Refining	I.G.		99.97	99.97	217.64	526.77	525.72	(441.07)	828.81	613.00
Repsol YPF Lubricantes y Especialidades, S.A.	Spain	Repsol Petróleo, S.A.	Repsol Comercial de Productos Petrolíferos, S.A.	Distribution and marketing of by-products	I.G.		99.97	100	5.38	21.93	20.91	—	48.23	5.49
Estasur, S.A.	Spain	Repsol YPF Lubricantes y Especialidades, S.A.	Repsol Comercial de Productos Petrolíferos, S.A.	Distribution and marketing of lubricants	I.G.		99.97	100	0.15	0.89	0.71	—	1.75	1.24
Euroboxes, S.A.	Spain	Repsol YPF Lubricantes y Especialidades, S.A.	Repsol Comercial de Productos Petrolíferos, S.A.	Operation of workshops and other activities	P.E.		99.94	100	0.06	*	0.03	—	0.09	0.06
Repsol YPF Productos y Servicios Petrolíferos, S.A	Spain	Repsol YPF Lubricantes y Especialidades, S.A.		Other business activities	P.E.		99.97	100	0.14	0.37	*	—	0.52	0.27
Repsol Eléctrica de Distribución, S.A.	Spain	Repsol Petróleo, S.A.	Repsol YPF, S.A.	Electric power distribution and supply	P.E.		99.97	100	0.06	0.56	0.79	—	1.41	0.06
Asfaltos Españoles, S.A.	Spain	Repsol Petróleo, S.A.		Asphalts	P.E.		49.99	50.00	8.53	8.18	0.81	(0.60)	8.46	8.46
Repsol YPF Trading y Transportes, S.A. (RYTTSA)	Spain	Repsol YPF, S.A.	Repsol Petróleo, S.A.	Trading of oil products	I.G.		100	100	0.06	*	50.90	—	50.97	*
RYTTSA Singapur	Cayman Islands	Repsol YPF Trading y Transportes, S.A.		Trading of oil products	I.G.		100	100	0.05	0.56	(0.52)	—	0.09	0.12
Repsol Overzee Finance, B.V.	Netherlands	Repsol YPF, S.A.		Portfolio company	I.G.		100	100	—	(10.60)	(2.00)	—	(12.60)	0.02
Atlantic 2/3 Holdings, Llc.	Trinidad & Tobago	Repsol Overzee Finance, B.V.		Portfolio company	I.P.		25.00	25.00	102.90	—	—	—	25.73	25.73
Atlantic LNG 2/3 Company of Trinidad & Tobago	Trinidad & Tobago	Atlantic 2/3 Holdings, Llc.		Gas supply and logistics	I.P.	(6)	25.00	100	102.90	19.90	40.60	—	163.40	102.92
Repsol LNG T & T, Ltd.	Trinidad & Tobago	Repsol Overzee Finance, B.V.		L.P.G. distribution	I.G.		100.00	100	—	(0.20)	(1.10)	—	(1.30)	—
Repsol LNG, S.L.	Spain	Repsol YPF, S.A.	Repsol Comercializadora de Gas, S.A.	Marketing of gas	I.G.		100.00	100	0.10	(0.10)	(4.40)	—	(4.40)	0.13
Gastream México S.A. de C.V.	Mexico	Repsol YPF, S.A.	Repsol LNG, S.L.	Other business activities	I.G.		100.00	100	6.80	—	(0.90)	—	5.90	7.19
Pacific LNG Bolivia S.R.L.	Bolivia	Repsol YPF, S.A.		Marketing of oil products	P.E.		37.50	37.5	1.13	(0.67)	(0.35)	—	0.04	0.40
Repsol Comercializadora de Gas, S.A.	Spain	Repsol YPF, S.A.	Repsol Petróleo, S.A.	L.P.G. distribution	I.G.		100.00	100	0.40	(0.40)	0.10	—	0.10	0.48
Repsol Butano, S.A.	Spain	Repsol YPF, S.A.	Repsol Petróleo, S.A.	L.P.G. marketing	I.G.		100	100	58.70	197.40	35.10	—	291.20	87.00
Repsol Maroc	Morocco	Repsol Butano, S.A.		Marketing of gas	P.E.		99.88	100	1.34	(1.34)	(0.28)	—	(0.28)	(3.73)
National Gaz	Morocco	Repsol Maroc		L.P.G. marketing	P.E.		99.86	100	0.45	0.82	0.24	—	1.51	—
Repsol YPF Gas, S.A.	Argentina	Repsol Butano, S.A.			I.G.		85	85	19.99	6.16	0.97	—	23.05	27.86
Comsergas, Compañía Servicios Industriales de Gas Licuado, S.A.	Argentina	Repsol YPF Gas, S.A.		Gas installation work	I.G.		52.70	62.00	0.50	0.14	(0.06)	—	0.36	0.36
Gas Austral, S.A.	Argentina	Repsol YPF Gas, S.A.		L.P.G. marketing	P.E.		42.50	50.00	*	0.60	0.10	—	0.35	0.35
Mejorgas, S.A.	Argentina	Repsol YPF Gas, S.A.	Poligas Luján, S.A.	L.P.G. distribution	P.E.		75.73	100	0.02	(0.40)	(0.01)	—	(0.39)	(0.29)
Duragas, S.A.	Ecuador	Repsol Butano, S.A.		L.P.G. marketing	I.G.		100	100	5.42	3.63	2.29	—	11.34	21.31
Autogas, S.A.	Ecuador	Duragas, S.A.		L.P.G. marketing	I.G.		100	100	0.93	0.03	(0.23)	—	0.73	0.72
Servicio de Mantenimiento y Personal—SEMAPESA	Ecuador	Repsol Butano, S.A.		Maintenance and personnel services	I.G.		100	100	0.04	0.47	(0.13)	—	0.39	0.35
Repsol Butano Chile, S.A.	Chile	Repsol Butano, S.A.	YPF S.A.	Portfolio company	I.G.		100	100	126.13	3.45	4.86	—	134.44	40.45
Repsol YPF Gas Chile, Ltda.	Chile	Repsol Butano Chile, S.A.	OPESSA	Portfolio company	I.G.		100	100	134.48	(4.90)	4.86	—	134.44	134.44
Empresas Lipigas, S.A.	Chile	Repsol YPF Gas Chile, Ltda.		L.P.G. marketing	I.P.		45.00	45.00	72.35	(3.00)	23.92	(15.73)	34.89	34.89
Repsol YPF Comercial del Perú, S.A.	Peru	Repsol Butano, S.A.		L.P.G. marketing	I.G.		99.61	99.61	42.12	(12.65)	1.12	—	30.46	66.60

1

Name	Country	Parent Company	Other Shareholders(1)	Line of Business	Consolidation Method	Total % of Ownership		Amounts in Millions of Euros
						% of Direct Ownership	% Control	Capital	Reserves	Income (Loss)	Interim Dividend	Assets Owned(2)	Investment Value(3)
Limagás, S.A.	Peru	Repsol YPF Comercial Perú, S.A.		L.P.G. distribution	P.E.	29.85	29.97	3.54	3.92	0.45	—	2.37	1.78
Repsol YPF Comercial de la Amazonia, SAC	Peru	Repsol YPF Comercial Perú, S.A.	Grupo Repsol YPF del Perú	L.P.G. distribution	I.G.	99.61	100	0.11	(0.12)	(0.16)	—	(0.17)	0.11
Repsol YPF GLP de Bolivia, S.A.	Bolivia	Repsol Butano, S.A.	R. YPF E&P de Bolivia, S.A./R. YPF Bolivia, S.A.	L.P.G. marketing	I.G.	100	100	1.88	5.74	2.46	—	10.08	1.70
Repsol YPF Gas de Bolivia, S.A.	Bolivia	Repsol YPF GLP de Bolivia, S.A.	Repsol YPF E&P de Bolivia, S.A.	L.P.G. marketing	I.G.	51.00	51.00	0.14	3.46	0.52	—	2.10	2.10
Repsol France	France	Repsol Butano, S.A.	Repsol Química, S.A./Repsol YPF, S.A.	Distribution and marketing of oil products	P.E.	100	100	1.30	(2.80)	(0.60)	—	(2.10)	(2.00)
Repsol Gas Brasil, S.A.	Brazil	Repsol Butano, S.A.	Repsol YPF Brasil, S.A.	L.P.G. marketing	I.G.	100	100	1.47	(0.14)	(0.49)	—	0.83	0.83
Repsol Portugal Gas de Petróleo Liquefeito, S.A.	Portugal	Repsol Butano, S.A.	R. YPF Lubricantes y Especialidades	L.P.G. distribution and marketing	I.G.	100	100	0.10	11.10	(0.50)	—	10.70	10.43
Vía Red Servicios Logísticos, S.A.	Spain	Repsol Butano, S.A.		Gas supply and logistics natural	P.E.	51	51	2.50	(1.00)	(0.68)	—	0.42	1.03
Repsol Comercial de Productos Petrolíferos, S.A.	Spain	Repsol Petróleo, S.A.	Repsol YPF, S.A./PETRONOR	Marketing of oil products	I.G.	96.65	99.76	334.76	515.54	95.14	(24.91)	918.32	46.00
Gasóleos y Lubricantes, GASOLUBE, S.A.	Spain	Repsol Comercial de Productos Petrolíferos, S.A.		Distribution and marketing of oil products	I.G.	96.65	100	0.06	0.15	(0.35)	—	(0.13)	—
Gasolube Noroeste, S.A.	Spain	Repsol Comercial de Productos Petrolíferos, S.A.		Distribution and marketing of oil products	I.G.	96.65	100	0.10	0.02	0.03	—	0.15	1.50
Gasolube Andalucía, S.L.	Spain	Repsol Comercial de Productos Petrolíferos, S.A.		Distribution and marketing of oil products	I.G.	96.65	100	*	*	0.30	—	0.30	0.70
Gasolube Castilla y León, S.L.	Spain	Repsol Comercial de Productos Petrolíferos, S.A.		Distribution and marketing of oil products	I.G.	96.65	100	0.04	0.03	0.15	—	0.21	0.26
Campsa Estaciones de Servicio, S.A.—CAMPSARED	Spain	Repsol Comercial de Productos Petrolíferos, S.A.	Repsol Petróleo, S.A.	Operation and management of service stations	I.G.	96.65	100	8.41	18.00	21.90	—	48.32	34.26
Sociedad Catalana de Petrolis, S.A. (PETROCAT)	Spain	Repsol Comercial de Productos Petrolíferos, S.A.	Repsol Petróleo, S.A.	Distribution and marketing of oil products	P.E.	43.69	45.00	15.09	(5.98)	0.31	—	4.24	4.71
Air Miles España, S.A.	Spain	Repsol Comercial de Productos Petrolíferos, S.A.		Management of “Travel Club” membership card	P.E.	21.75	22.50	0.07	0.37	0.61	—	0.24	0.02
Carburants i Derivats, S.A. (CADESA)	Andorra	Repsol Comercial de Productos Petrolíferos, S.A.		Distribution of oil-by products	P.E.	32.14	33.25	0.12	0.55	0.25	—	0.31	0.43
Hinia, S.A.	Spain	Repsol Comercial de Productos Petrolíferos, S.A.	Repsol YPF Lubricantes y Especialidades, S.A.	Distribution and marketing of oil products	I.G.	96.68	100	0.60	2.57	0.36	—	3.53	1.06
Autoclub Repsol S.L.	Spain	Repsol Comercial de Productos Petrolíferos, S.A.		Automotive services	P.E.	48.42	50.10	3.59	3.95	(5.08)		1.23	—
Euro 24, S.L.	Spain	Autoclub Repsol S.L.		Road assistance	P.E.	48.42	100	0.03	0.04	0.78	(0.60)	0.20	0.07
Autoclub Repsol Servicios S.L.	Spain	Autoclub Repsol S.L.		Automotive services	P.E.	48.42	100	*	*	0.07	—	0.08	0.02
Autoclub Repsol Correduría de Seguros S.L.	Spain	Autoclub Repsol S.L.		Insurance brokerage	P.E.	57.99	100	0.02	*	0.95	—	0.96	0.19
Asiru, S.A.	Spain	Repsol Comercial de Productos Petrolíferos, S.A.		Operation and management of service stations		96.65	100	1.14	0.30	0.06	—	1.51	5.44
Noroil, S.A.	Spain	Repsol Comercial de Productos Petrolíferos, S.A.	PETRONOR	Distribution and marketing of oil products	I.G.	67.66	70.00	1.51	0.30	0.45	—	1.58	1.06
Solred, S.A.	Spain	Repsol Comercial de Productos Petrolíferos, S.A.	Repsol YPF, S.A.	Management of means of payment at serv. stations	I.G.	96.65	100	7.28	6.46	10.20	—	23.95	7.76
Gestión de Puntos de Venta, Gespevesa, S.A.	Spain	Repsol Comercial de Productos Petrolíferos, S.A.		Mark. of prod. at serv. st. and convenience stores	P.E.	48.33	50.00	15.40	2.39	0.83	—	9.31	7.70
Terminales Canarios, S.L.	Spain	Repsol Comercial de Productos Petrolíferos, S.A.		Distribution of oil-by products	P.E.	48.33	50.00	20.82	1.25	0.35	—	11.21	10.41
Falk s.p.a.	Italy	Repsol YPF, S.A.		Distribution and marketing of oil products	P.E.	100	100	0.50	3.45	—	—	0.50	32.00

Name	Country	Parent Company	Other Shareholders(1)	Line of Business	Consolidation Method		Total % of Ownership		Amounts in Millions of Euros
							% of Direct Ownership	% Control	Capital	Reserves	Income (Loss)	Interim Dividend	Assets Owned(2)	Investment Value(3)
Compañía Logística de Hidrocarburos CLH, S.A.	Spain	Repsol YPF, S.A.	PETRONOR	Transport and storage of oil products	P.E.		24.25	25	84.10	144.60	103.00	(66.60)	66.28	107.00
CLH Aviación, S.A.	Spain	CLH, S.A.		Transport and storage of oil products	I.G.	(6)	24.25	100	21.00	9.19	7.72	—	37.91	n.a.
Carbon Black Española, S.A. (CARBESA)	Spain	Repsol YPF, S.A.	Repsol Química, S.A.	Non-activity	I.G.		100	100	0.18	0.31	(1.30)	—	(0.82)	—
Repsol Combustiveis, S.A.	Portugal	Repsol YPF, S.A.	Carbon Black Española, S.A. (CARBESA)	Distribution and marketing of oil products	I.G.		100	100	15.00	123.56	(1.00)	—	137.56	364.60
Rodogeste Gestao de Postos Rodoviarios, Lda.	Portugal	Repsol Combustiveis, S.A.		Distribution and marketing of oil products	I.G.		99.96	99.96	0.25	2.74	0.10	—	3.09	n.a.
Repsol Betumes Com. de Prod. Petroliferos, S.A.	Portugal	Repsol YPF, S.A.	Carbon Black Española, S.A. (CARBESA)	Distribution and marketing of oil products	I.G.		100	100	0.05	13.67	(0.50)	—	13.22	14.20
Repsol Abastecimientos e Serviços á Aviaçao, S.A.	Portugal	Repsol YPF, S.A.	Carbon Black Española, S.A. (CARBESA)	Distribution and marketing of oil products	I.G.		100	100	0.50	6.37	(0.50)	—	6.37	23.10
Repsol Company of Portugal Ltd.	U.K.	Repsol YPF, S.A.	Carbon Black Española, S.A. (CARBESA)		I.G.		100	100	0.20	2.49	—	—	2.69	0.73
Tecnicontrol y Gestión Integral, S.L.	Spain	Repsol YPF, S.A.	Repsol Exploración, S.A.	Real estate development	I.G.		100	100	3.53	27.95	0.83	(0.59)	31.72	31.60
Petróleos del Norte, S.A. (PETRONOR)	Spain	Repsol YPF, S.A.		Refining	I.G.		85.98	85.98	120.50	296.00	213.90	(80.10)	473.15	258.00
Asfalnor, S.A.	Spain	PETRONOR		Distribuc. y comercialización de pdtos. asfálticos	I.G.		85.98	100	0.10	—	0.10	—	0.20	0.20
Repsol Exploración, S.A.	Spain	Repsol YPF, S.A.	Repsol Petróleo, S.A.	Oil and gas exploration and production	I.G.		100	100	24.62	504.73	27.98	—	557.33	258.37
Repsol Exploración Trinidad, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	I.G.		100	100	1.81	13.20	(0.96)	—	14.05	14.05
Repsol YPF Cuba, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	I.G.		100	100	1.94	(0.65)	(31.27)	—	(29.98)	—
Repsol Exploración Colombia, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	I.G.		100	100	1.94	(0.65)	(2.20)	—	(0.91)	—
Repsol Exploración Argelia, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	I.G.		100	100	3.97	201.84	60.86	—	266.67	117.20
Repsol Exploración Murzuq, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	I.G.		100	100	7.83	299.25	187.86	—	494.94	393.05
Repsol Oil Operations AG	Switzerland	Repsol Exploración Murzuq, S.A.		Oil and gas exploration and production	P.E.		40.00	40.00	0.06	0.36	0.42	—	0.34	0.02
Repsol Inco AG	Switzerland	Repsol Exploración Murzuq, S.A.		Oil and gas exploration and production	P.E.		40.00	40.00	0.06	0.30	(0.02)	—	0.14	0.02
Repsol YPF Ecuador, S.A.	Spain	Repsol Exploración, S.A.	Repsol Petróleo, S.A.	Oil and gas exploration and production	I.G.		100	100	4.74	43.80	(27.93)	—	20.61	—
Repsol YPF OCP de Ecuador, S.A.	Spain	Repsol YPF Ecuador, S.A.	Repsol Exploración Tobago, S.A.	Portfolio company	I.G.		100	100	0.06	(0.02)	2.03	—	2.07	2.05
Oleoducto de Crudos Pesados, Ltd.	Cayman Islands	Repsol YPF OCP de Ecuador, S.A.		Other business activities	P.E.		29.66	29.66	74.20	(14.21)	2.75	—	18.61	18.61
Repsol Exploración Securé, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	I.G.		100	100	1.87	(0.62)	(0.08)	—	1.17	1.17
Repsol Exploración Perú, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	I.G.		100	100	0.67	(0.22)	(2.54)	—	(2.09)	—

Name	Country	Parent Company	Other Shareholders(1)	Line of Business	Consolidation Method	Total % of Ownership		Amounts in Millions of Euros
						% of Direct Ownership	% Control	Capital	Reserves	Income (Loss)	Interim Dividend	Assets Owned(2)	Investment Value(3)
Repsol YPF Oriente Medio, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	I.G.	100	100	0.18	(0.06)	(3.92)	—	(3.80)	—
Repsol Exploración México S.A. De C.V.	Mexico	Repsol Exploración, S.A.		Oil and gas exploration and production	I.G.	100	100	—	(0.05)	(0.79)	—	(0.84)	—
Servicios Administrativos Cuenca de Burgos S.A. de C.V.	Mexico	Repsol Exploración, S.A.		Oil and gas exploration and production	I.G.	100	100	—	—	(0.04)	—	(0.04)	—
Repsol Exploración Kazakhstán, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	I.G.	100	100	0.18	(0.06)	(1.62)	—	(1.50)	—
Repsol Exploración Tobago, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	I.G.	100	100	0.18	(0.06)	(0.21)	—	(0.09)	—
Repsol YPF Eléctrica de Brasil, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	I.G.	100	100	0.18	0.90	*	—	1.09	1.02
Repsol Exploración Azerbaiyan, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	I.G.	100	100	0.07	(0.02)	0.12	—	0.17	0.15
Repsol Exploración Sierra Leona, S.L.	Spain	Repsol Exploración, S.A.	Repsol Exploración Tobago, S.A.	Oil and gas exploration and production	I.G.	100	100	2.81	—	(2.29)	—	0.52	0.52
Repsol Exploración Suriname, S.L.	Spain	Repsol Exploración, S.A.	Repsol Exploración Tobago, S.A.	Oil and gas exploration and production	I.G.	100	100	—	—	(1.96)	—	(1.96)	—
Repsol Exploración Venezuela, B.V.	Netherlands	Repsol Exploración, S.A.		Portfolio company	I.G.	100	100	215.64	(224.15)	108.45	—	99.94	197.79
Flawin S.A.F.I.	Venezuela	Repsol Exploración Venezuela, B.V.		Portfolio company	I.G.	100	100	—	—	—	—	—	—
Repsol YPF Venezuela, S.A.	Venezuela	Repsol Exploración Venezuela, B.V.		Oil and gas exploration and production	I.G.	100	100	12.18	(39.70)	213.41	—	185.89	82.31
Repsol Exploración Guinea, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	I.G.	100	100	0.07	60.04	(43.97)		16.14	16.13
BPRY Caribbean Ventures LLC	Trinidad & Tobago	Repsol Exploración, S.A.		Portfolio company	I.P.	30.00	30.00	904.04	340.03	422.10	—	499.85	1,293.48
BP Amoco Trinidad & Tobago	Trinidad & Tobago	BPRY Caribbean Ventures LLC		Oil and gas exploration and production	I.P.	30.00	100	199.81	108.61	391.63	(406.26)	293.79	199.81
Dubai Marine Areas, Ltd. (DUMA)	U.K.	Repsol Exploración, S.A.		Oil and gas exploration and production	I.P.	50.00	50.00	0.06	117.69	—	—	58.88	10.51
Repsol Investigaciones Petrolíferas, S.A.	Spain	Repsol Exploración, S.A.		Oil and gas exploration and production	I.G.	100	100	225.89	307.21	25.28	—	558.38	530.39
EniRepsa Gas Limited	Arabia Saudita	Repsol Exploración, S.A.		Gas supply and logistics	P.E.	30.00	30.00	3.69	—	(3.41)	—	0.08	0.09
Repsol YPF Perú, BV	Netherlands	Repsol YPF, S.A.		Portfolio company	I.G.	100	100	92.57	54.07	(0.19)	—	146.45	146.00
Grupo Repsol YPF del Perú, S.A.C.	Peru	Repsol YPF Perú, B.V.		Portfolio company	I.G.	100	100	0.37	(0.09)	0.09	—	0.37	0.37
Refinería La Pampilla, S.A.	Peru	Repsol YPF Perú, B.V.		Refining	I.G.	51.03	51.03	108.58	22.23	(7.69)	—	62.83	99.15
Repsol Comercial, S.A.C.	Peru	Repsol YPF Perú, B.V.		Marketing of fuels	I.G.	100	100	23.06	(0.43)	(6.04)	—	16.60	23.49
Repsol YPF Comercial del Ecuador, S.A.	Ecuador	Repsol YPF, S.A.		Marketing of fuels	I.G.	100	100	51.65	(11.83)	0.94	—	40.75	45.00
Combustibles Industriales Oil Trader, S.A.	Ecuador	Repsol YPF Comercial Ecuador, S.A.		Marketing of fuels	I.G.	100	100	3.77	(3.49)	(0.25)	—	0.03	—

Name	Country	Parent Company	Other Shareholders(1)	Line of Business	Consolidation Method		Total % of Ownership		Amounts in Millions of Euros
							% of Direct Ownership	% Control	Capital	Reserves	Income (Loss)	Interim Dividend	Assets Owned(2)	Investment Value(3)
Repsol International Finance B.V.	Netherlands	Repsol YPF, S.A.		Finance and holding company	I.G.		100	100	263.20	515.75	91.50	—	870.45	564.00
Repsol LNG Port of Spain, BV	Netherlands	Repsol International Finance, B.V.		Portfolio company	I.G.		100	100	—	60.10	28.10	—	88.20	—
Atlantic 1 Holdings, LLC	U.S.A.	Repsol LNG Port of Spain, BV		Portfolio company	I.P.		20.00	20.00	180.20	—	148.50	(148.50)	36.04	36.00
Atlantic LNG Co. of Trinidad & Tobago	Trinidad & Tobago	Atlantic 1 Holdings, LLC		Gas supply and logistics	I.G.	(6)	20.00	100	180.20	77.60	194.90	(148.50)	304.20	180.00
Repsol International Capital	Cayman Islands	Repsol International Finance, B.V.		Finance	I.G.		100	100	0.70	(167.60)	(0.10)	—	(167.00)	—
Repsol Investeringen, BV	Netherlands	Repsol International Finance, B.V.		Portfolio company	I.G.		100	100	*	*		—	*	—
Repsol Netherlands Finance, BV	Netherlands	Repsol International Finance, B.V.	Repsol Investeringen, B.V.	Finance	I.G.		100	100		46.41	(30.03)	—	16.38	—
Repsol YPF Capital, S.L.	Spain	Repsol International Finance, B.V.	Repsol YPF, S.A.	Portfolio company	I.G.		100	100	463.80	(3.50)	112.20	—	576.00	349.70
CAVEANT	Argentina	Repsol YPF Capital, S.L.	Repsol YPF, S.A.	Finance	I.G.		100	100	8.46	53.99	16.18	—	78.64	95.20
Gaviota RE	Luxembourg	Repsol International Finance, B.V.	Repsol Investeringen, B.V.	Reinsurance	I.G.		100	100	3.30	—	—	—	3.30	3.30
Repsol (UK) Ltd.	U.K.	Repsol International Finance, B.V.		Portfolio company	P.E.		100	100		—	—	—	—	1.20
Repsol Occidental Corporation	U.S.A.	Repsol International Finance, B.V.		Oil and gas exploration and production	I.P.		25.00	25.00	0.07	2.13	18.49	(15.33)	5.37	12.50
Repsol Química, S.A.	Spain	Repsol YPF, S.A.	Repsol Petróleo, S.A.	Petrochemicals	I.G.		100	100	60.46	5.94	(36.81)	—	29.59	61.79
Polidux, S.A.	Spain	Repsol Química, S.A.	Repsol YPF, S.A.	Petrochemicals	I.G.		100	100	17.42	(3.08)	(3.32)	—	11.02	11.02
Repsol Bronderslev A/S	Denmark	Repsol Química, S.A.		Chemicals	P.E.		100	100	3.10	5.49	0.01	—	8.60	4.76
Repsol Polívar, SPA	Italy	Repsol Bronderslev, A/S		Petrochemicals	P.E.		100	100	0.51	(0.14)	(0.19)	—	0.18	0.54
General Química, S.A.	Spain	Repsol Química, S.A.	Repsol Investigaciones Petrolíferas S.A.	Chemicals	I.G.		100	100	3.01	39.59	(0.93)	—	41.67	27.58
Cogeneración Gequisa, S.A.	Spain	General Química, S.A.		Electricity cogeneration	P.E.		39.00	39.00	1.80	1.75	0.16	(0.10)	1.41	1.45
Dynasol Elastómeros, S.A.	Spain	Repsol Química, S.A.		Production and marketing of chemicals	I.P.		50.01	50.01	16.80	41.47	(7.07)	—	25.61	8.40
Dynasol Elastómeros, S.A. de C.V.	Mexico	Repsol Química, S.A.		Production and marketing of chemicals	P.E.		49.99	49.99	58.73	(11.23)	2.67	—	25.08	25.08
Dynasol Gestión, S.A.	Spain	Repsol Química, S.A.		Management of Dynasol Elastómetros	P.E.		50.00	50.00	0.10	0.20	0.02	—	0.16	0.05
Dynasol LLC	USA	Repsol Química, S.A.		Marketing of petrochemicals	P.E.		50.00	50.00	—	1.95	0.37	—	1.16	—
Repsol Polimeros LDA	Portugal	Repsol Química, S.A.	Repsol Lusitania, S.L.	Petrochemicals	I.G.		100	100	268.35	(17.12)	0.03	—	251.26	146.41
Repsol Lusitania, S.L.	Spain	Repsol YPF, S.A.	Repsol Química, S.A.		I.G.		100	100	*	—	0.08	—	0.09	*
Repsol Portugal Petróleo e Derivados, Ltda.	Portugal	Repsol YPF, S.A.	R. YPF Lubricantes y Especialidades	Marketing of oil products	I.G.		100	100	43.45	59.20	(3.60)	—	99.05	95.00
Gespost	Portugal	Repsol Portugal Petróleo e Derivados, Ltda.		Marketing of oil products	I.G.		99.67	100	0.03	0.05	0.20	—	0.28	—
Repsol Italia	Italy	Repsol YPF, S.A.	R. YPF Lubricantes y Especialidades	Marketing of oil products	I.G.		100	100	1.86	1.10	2.40	—	5.35	4.00
Gas Natural SDG, S.A.	Spain	Repsol YPF, S.A.	Repsol Petróleo, S.A.	Gas distribution	I.P.		30.85	30.85	447.78	3,109.35	670.22	(120.90)	1,266.71	952.60
Sagane, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Gas supply	I.P.		30.85	100	94.80	16.93	87.97	(41.18)	158.52	42.00
Europe Maghreb Pipeline, Ltd. (EMPL)	U.K.	Sagane, S.A.		Gas transmission	I.P.		22.39	72.60	0.09	88.53	61.90	(47.62)	74.71	74.50
Metragaz, S.A.	Morocco	Sagane, S.A.		Gas transmission	I.P.		22.31	72.33	3.44	0.86	0.88	—	3.74	2.90
Gas Natural Transporte SDG, S.L.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Gas transmission	I.P.		30.85	100	*	—	—	—	*	—
Grupo Enagás, S.A. (5)	Spain	Gas Natural SDG, S.A.		Gas supply and logistics	P.E.		8.05	26.13	358.10	532.10	158.13	(31.04)	265.82	73.00
Gas Natural Soluciones, S.L.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Services	I.P.		30.85	100	*	6.03	(4.01)	—	2.03	5.00

Name	Country	Parent Company	Other Shareholders(1)	Line of Business	Consolidation Method	Total % of Ownership		Amounts in Millions of Euros
						% of Direct Ownership	% Control	Capital	Reserves	Income (Loss)	Interim Dividend	Assets Owned(2)	Investment Value(3)
Iradia Climatización AIE	Spain	Gas Natural Soluciones, S.L.	Gas Natural Servicios SDG, S.A.	Energy management	I.P.	30.85	100	0.31	0.07	0.03	—	0.41	0.30
Kromschroeder, S.A. (8)	Spain	Gas Natural SDG, S.A.		Meters	P.E.	13.12	42.52	0.66	10.90	(0.18)	—	4.84	3.60
Natural Energy, S.A.	Argentina	Kromschroeder, S.A.	La Propagadora del Gas, S.A.	Marketing of gas	I.P.	9.45	72.00	0.03	(0.35)	1.27	—	0.69	—
Gas Natural Castilla y León, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Gas distribution	I.P.	27.79	90.10	6.33	78.66	13.36	—	88.61	6.30
Gas Natural Castilla La Mancha, S.A.	Spain	Gas Natural SDG, S.A.		Gas distribution	I.P.	29.30	95.00	26.90	14.72	0.55	—	40.06	25.40
Gas Natural Distribución SDG, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Gas distribution	I.P.	30.85	100	1.00	—	0.00	—	1.00	1.00
Gas Natural de Alava, S.A.	Spain	Gas Natural SDG, S.A.		Gas distribution	P.E.	3.08	10.00	10.35	10.29	4.15	(2.60)	2.22	1.10
Gas Natural Distribución Eléctrica, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Electricity distribution	I.P.	30.85	100	0.15	(0.00)	(0.13)	—	0.02	0.20
Electra de Abusejo, S.L.	Spain	Gas Natural Distribución Eléctrica, S.A.	La Propagadora del Gas, S.A.	Electricity distribution	I.P.	30.85	100	0.09	(0.02)	0.00	—	0.08	0.20
Distribuidora Eléctrica Navasfrías, S.L.	Spain	Gas Natural Distribución Eléctrica, S.A.	La Propagadora del Gas, S.A.	Electricity distribution	I.P.	30.85	100	n.a.	n.a.	n.a.	n.a.	—	n.a.
Gas Natural Rioja, S.A.	Spain	Gas Natural SDG, S.A.		Gas distribution	I.P.	26.99	87.50	2.70	8.92	2.75	—	12.57	2.60
Gas Navarra, S.A.	Spain	Gas Natural SDG, S.A.		Gas distribution	I.P.	27.76	90.00	3.60	27.23	5.06	—	32.30	15.60
Gas Galicia SDG, S.A.	Spain	Gas Natural SDG, S.A.		Gas distribution	I.P.	19.13	62.00	32.65	3.52	1.39	—	23.28	26.20
Gas Natural La Coruña, S.A.	Spain	Gas Galicia SDG, S.A.		Gas distribution	I.P.	17.40	91.00	2.30	(0.54)	0.02	—	1.61	3.00
Gas Aragón, S.A. (3)	Spain	Gas Natural SDG, S.A.		Gas distribution	P.E.	10.80	35.00	5.89	15.58	6.82	—	9.90	2.90
La Propagadora del Gas, S.A.	Spain	Gas Natural SDG, S.A.	Holding Gas Natural, S.A.	Portfolio company	I.P.	30.85	100	0.16	0.85	0.12	—	1.12	0.30
Gas Natural Informática, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Computer services	I.P.	30.85	100	19.92	2.39	1.09	—	23.39	19.90
Gas Natural Andalucía, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Gas distribution	I.P.	30.85	100	12.41	30.72	8.98	—	52.11	27.30
Compañía Auxiliar de Industrias Varias, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Services	I.P.	30.85	100	0.30	1.67	0.01	—	1.98	6.10
La Energía, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Electricity cogeneration	I.P.	30.85	100	10.65	0.14	0.59	—	11.38	11.00
A.I.E. Ciudad Sanitaria Vall d’ Hebrón	Spain	La Energía, S.A.		Electricity cogeneration	I.P.	25.06	81.25	1.71	0.27	(0.02)	—	1.59	1.40
Sociedad de Tratamiento Hornillos, S.L.	Spain	La Energía, S.A.		Electricity cogeneration	I.P.	24.68	80.00	1.25	0.00	0.00	—	1.00	1.00
UTE La Energía-SPA	Spain	La Energía, S.A.		Electricity cogeneration	I.P.	18.51	60.00	1.26	0.08	—	—	0.80	0.60
AECS Hospital Trias i Pujol AIE	Spain	La Energía, S.A.		Electricity cogeneration	I.P.	15.42	50.00	0.90	0.11	0.07	—	0.54	0.50
Sociedad de Tratamiento La Andaya, S.L.	Spain	La Energía, S.A.		Electricity cogeneration	I.P.	13.88	45.00	1.12	0.14	0.08	—	0.60	0.50
AECS Hospital Bellvitge AIE	Spain	La Energía, S.A.		Electricity cogeneration	I.P.	15.42	50.00	0.84	(0.44)	(0.17)	—	0.12	0.40
Gas Natural Comercializadora, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Retailing of gas and industrial electricity	I.P.	30.85	100	2.40	26.64	7.76	—	36.80	0.60
Gas Natural Puerto Rico, INC	Puerto Rico	Gas Natural Internacional SDG, S.A.		Portfolio company	I.P.	30.85	100	0.46	(0.03)	(0.12)	—	0.31	0.50
Invergas Puerto Rico,S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Portfolio company	I.P.	30.85	100	0.06	(0.21)	(0.76)	—	(0.91)	0.40
Buenergía Gas & Power Ltd	Puerto Rico	Invergas Puerto Rico,S.A.		Portfolio company	I.P.	29.30	95.00	0.09	(70.65)	(2.46)	—	(69.37)	44.10
Ecoeléctrica Holdings Ltd.	Puerto Rico	Buenergía Gas & Power Ltd		Portfolio company	I.P.	14.65	50.00	63.24	(0.05)	12.29	(12.25)	31.62	29.30
Ecoeléctrica Ltd.	Puerto Rico	Ecoeléctrica Holdings Ltd.		Portfolio company	I.P.	14.65	100.00	0.63	(0.04)	0.12	(0.12)	0.59	0.30
Ecoeléctrica LP Ltd.	Puerto Rico	Ecoeléctrica Holdings Ltd.	Ecoeléctrica Ltd.	Electricity production	I.P.	14.65	100.00	63.24	(54.02)	47.38	(12.25)	44.36	31.60
Gas Natural Servicios SDG, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Retailing of domestic gas and electricity and management	I.P.	30.85	100.00	2.90	0.14	2.71	—	5.75	1.40

Name	Country	Parent Company	Other Shareholders(1)	Line of Business	Consolidation Method	Total % of Ownership		Amounts in Millions of Euros
						% of Direct Ownership	% Control	Capital	Reserves	Income (Loss)	Interim Dividend	Assets Owned(2)	Investment Value(3)
UTE Dalkia GN Servicios	Spain	Gas Natural Servicios SDG, S.A.		Energy management	I.P.	15.42	50.00	*	(0.25)	(0.03)	—	(0.14)	—
Gas Natural Electricidad SDG, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Electricity production and retailing	I.P.	30.85	100	0.06	(0.02)	(0.34)	—	(0.29)	0.10
Gas Natural Corporación Eólica, S.L.	Spain	Gas Natural Electricidad SDG, S.A.	La Energía, S.A.	Eolian Generation	I.P.	30.85	100	1.00	—	(0.07)	—	0.94	1.00
Sinia XXI, S.A.	Spain	Gas Natural Corporación Eólica, S.L.	La Propagadora del Gas, S.A.	Eolian Generation	I.P.	30.85	100	6.00	(0.51)	0.17	—	5.66	5.60
Corporación Eólica Zaragoza, S.L.	Spain	Sinia XXI, S.A.		Eolian Generation	I.P.	20.05	65.00	2.52	0.07	0.31	—	1.89	14.80
Montouto 2000, S.A.	Spain	Sinia XXI, S.A.		Eolian Generation	I.P.	15.12	49.00	6.00	(0.00)	0.75	—	3.31	4.50
Explotaciones Eólicas Sierra de Utrera	Spain	Sinia XXI, S.A.		Eolian Generation	I.P.	15.42	50.00	2.70	2.57	1.22	—	3.25	10.30
Enervent, S.A. (8)	Spain	Sinia XXI, S.A.		Eolian Generation	P.E.	8.02	26.00	2.40	0.28	0.69	—	0.88	1.50
Burgalesa de Generación Eólica, S.A. (8)	Spain	Sinia XXI, S.A.		Eolian Generation	P.E.	6.17	20.00	1.50	(0.08)	0.14	—	0.31	1.90
Desarrollo del Cable, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Telecommunications	I.P.	30.85	100	21.06	19.66	8.07	—	48.79	21.10
Gas Natural Cantabria SDG, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Gas distribution	I.P.	27.89	90.40	3.16	27.91	3.64	—	31.39	5.80
Gas Natural Murcia SDG, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Gas distribution	I.P.	30.83	99.94	19.41	(2.03)	(0.20)	—	17.18	20.80
Gas Natural Cegas S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Gas distribution	I.P.	30.73	99.69	25.46	60.17	4.71	—	90.06	53.10
Gas Natural Aprovisionamientos SDG, S.A.	Spain	Gas Natural SDG, S.A.	Sagane, S.A.	Gas supply	I.P.	30.85	100	0.60	32.03	(4.98)	—	27.65	0.60
Gas Natural Finance, BV	Netherlands	Gas Natural SDG, S.A.		Finance	I.P.	30.85	100	0.02	2.10	0.40	—	2.52	—
Holding Gas Natural, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Portfolio company	I.P.	30.85	100	0.30	0.16	*	—	0.46	0.30
CEG Rio, S.A.	Brazil	Gas Natural SDG, S.A.	Gas Natural Internacional SDG, S.A.	Marketing of gas	I.P.	22.21	72.00	16.90	(4.25)	9.89	(4.93)	12.67	112.20
Companhia Distribuidora de Gás do Rio de Janeiro S.A.	Brazil	Gas Natural SDG, S.A.	Gas Natural Internacional SDG, S.A.	Gas distribution	I.P.	16.72	54.20	147.74	(92.46)	32.45	(8.83)	42.77	302.30
Gas Natural Sao Paulo Sul, S.A.	Brazil	Gas Natural, SDG, S.A.		Gas distribution	I.P.	30.85	100	346.37	(201.38)	(7.30)	—	137.69	346.40
Gas Natural International, Ltd.	Ireland	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Finance	I.P.	30.85	100	25.36	10.31	0.12	—	35.80	25.40
Gas Natural Internacional SDG, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Portfolio company	I.P.	30.85	100	349.50	(77.52)	17.59	—	289.57	374.00
Invergas, S.A.	Argentina	Gas Natural Internacional, SDG, S.A.		Portfolio company	I.P.	22.21	72.00	48.87	60.70	(0.05)	—	78.85	60.30
Gas Natural Ban, S.A.	Argentina	Invergas, S.A.	Gas Natural Argentina SDG, S.A.	Gas distribution	I.P.	15.55	50.40	214.67	(164.68)	10.24	(13.39)	23.61	191.00
Gas Natural SDG Argentina, S.A.	Argentina	Gas Natural Internacional, SDG, S.A.		Portfolio company	I.P.	22.21	72.00	104.95	(23.41)	(0.02)	—	58.70	73.00
Gas Natural do Brasil S.A.	Brazil	Gas Natural Internacional, SDG, S.A.		Electricity production and retailing	I.P.	30.84	99.99	0.59	(1.01)	(0.24)	—	(0.66)	0.60
Serviconfort Brasil, S.A.	Brazil	Gas Natural do Brasil S.A.		Services	I.P.	30.85	100	1.67	(0.22)	0.11	—	1.56	1.70
Gas Natural México, S.A. de CV	Mexico	Gas Natural Internacional, SDG, S.A.	Gas Natural SDG, S.A.	Gas distribution	I.P.	26.76	86.75	487.07	(208.69)	19.37	—	258.30	302.30
Comercializadora Metrogas S.A. de CV	Mexico	Gas Natural México, S.A. de C.V.	Sisitemas de Administración y Servicios, S.A. de CV	Gas distribution	I.P.	26.76	100.00	130.84	(76.90)	6.29	—	60.23	125.40

Name	Country	Parent Company	Other Shareholders(1)	Line of Business	Consolidation Method	Total % of Ownership		Amounts in Millions of Euros
						% of Direct Ownership	% Control	Capital	Reserves	Income (Loss)	Interim Dividend	Assets Owned(2)	Investment Value(3)
Adm. Servicios Energía México, S.A. de CV	Mexico	Comercializadora Metrogas S.A. de CV	Gas Natural México, S.A. de C.V.	Services	I.P.	26.76	100.00	0.01	(0.32)	0.02	—	(0.30)	—
Energía y Confort Admón. de Personal, S.A. de CV	Mexico	Gas Natural México, S.A. de CV	Gas Natural Internacional SDG, S.A.	Services	I.P.	26.84	100.00	0.01	0.05	0.02	—	0.08	—
Gas Natural Servicios, S.A. de C.V.	Mexico	Gas Natural México, S.A. de CV	Gas Natural Internacional SDG, S.A.	Services	I.P.	26.76	100.00	6.34	(3.93)	0.41	—	2.82	5.80
Transnatural, SRL de CV.	Mexico	Gas Natural México, S.A. de CV		Transmission and marketing of gas	I.P.	13.38	50.00	10.36	(10.00)	1.51	—	0.93	5.20
CH4 Energía, S.A de CV.	Mexico	Gas Natural México, S.A. de CV		Transmission and marketing of gas	I.P.	13.38	50.00	0.65	(0.67)	0.56	—	0.27	0.30
Gas Natural Vendita Italia, SPA	Italy	Gas Natural Internacional SDG, S.A.		Marketing of gas	I.P.	30.85	100	2.10	1.52	4.35	—	7.96	2.10
GEA, S.P.A.	Italy	Gas Natural Vendita Italia, SPA		Marketing of gas	I.P.	30.85	100	0.12	0.61	0.71	—	1.44	7.00
Gas Natural Distribuzione Italia S.P.A.	Italy	Gas Natural Internacional SDG, S.A.		Portfolio company	I.P.	30.85	100	39.12	39.00	(0.24)	—	77.87	78.10
Gas Fondaria, S.P.A.	Italy	Gas Natural Distribuzione Italia S.P.A.		Portfolio company	I.P.	30.85	100	0.12	6.03	(0.05)	—	6.10	41.10
Gasdotti Azienda Siciliana, S.P.A.	Italy	Gas Natural Distribuzione Italia S.P.A.	Gas Fondaria, S.P.A.	Portfolio company	I.P.	30.85	100	0.53	18.57	3.03	—	22.13	26.40
Agragas, S.P.A.	Italy	Gas Natural Distribuzione Italia S.P.A.		Gas distribution	I.P.	30.85	100	0.10	35.23	0.50	—	35.83	27.80
Normanna Gas, S.P.A.	Italy	Gas Natural Distribuzione Italia S.P.A.		Gas distribution	I.P.	30.85	100	0.10	28.90	0.42	—	29.43	23.40
Gas Natural Servizi e Logistica Italia, S.P.A.	Italy	Gas Natural Distribuzione Italia S.P.A.		Portfolio company	I.P.	30.85	100	0.12	0.26	0.13	—	0.51	1.60
Congas, S.P.A.	Italy	Normanna Gas, S.P.A.	Gas Natural Servici e Logistica, S.P.A.	Marketing of gas	I.P.	30.85	100	n.a.	0.83	(0.17)	—	—	—
Smedigas, S.P.A.	Italy	Gas Natural Internacional SDG, S.A.		Gas distribution	I.P.	30.85	100	0.62	19.28	0.54	—	20.44	31.50
Smedigas, S.R.L.	Italy	Gas Natural Internacional SDG, S.A.		Marketing of gas	I.P.	30.85	100	0.10	0.29	(0.04)	—	0.35	21.30
Nettis Impianti, S.P.A.	Italy	Gas Natural Internacional SDG, S.A.		Portfolio company and marketing of gas	I.P.	30.85	100	3.12	27.16	0.10	—	30.38	137.20
Nettis Gestioni, S.R.L.	Italy	Nettis Impianti, S.P.A.			I.P.	30.85	100	0.07	1.46	0.22	—	1.75	0.30
Impianti Sicuri, S.R.L.	Italy	Nettis Impianti, S.P.A.	Nettis Gestioni, S.R.L.		I.P.	30.85	100	0.19	(0.04)	(0.02)	—	0.12	0.20
Nettis Gas Plus, S.P.A.	Italy	Nettis Impianti, S.P.A.	Nettis Gestioni, S.R.L.		I.P.	30.85	100	2.60	0.18	0.95	—	3.73	5.60
SCM, S.R.L.	Italy	Nettis Impianti, S.P.A.	Nettis Gestioni, S.R.L.		I.P.	30.85	100	0.80	(2.39)	0.01	—	(1.58)	11.40
SCM Gas Plus, S.R.L.	Italy	SCM, S.R.L.			I.P.	30.85	100	0.19	0.03	0.04	—	0.26	0.50
Sistemas Administración y Servicios, S.A. de CV	Mexico	Gas Natural Internacional, SDG, S.A.	Gas Natural SDG, S.A.	Services	I.P.	26.84	87.00	*	0.17	*	—	0.16	—
Natural Servicios, S.A.	Argentina	Gas Natural Internacional, SDG, S.A.		Gas installation work	I.P.	24.46	79.31	2.31	(1.65)	0.23	—	0.71	1.70
Serviconfort Colombia S.A.	Colombia	Gas Natural Internacional, SDG, S.A.	La Propagadora del Gas, S.A.	Services	I.P.	30.48	99.99	0.22	0.14	0.36	—	0.71	0.20
Gas Natural, S.A. ESP	Colombia	Gas Natural Internacional, SDG, S.A.		Gas distribution	I.P.	18.22	59.06	54.52	144.08	31.58	—	135.95	193.50
Gas Natural Cundiboyacense, S.A. ESP	Colombia	Gas Natural, S.A. ESP		Gas distribution	I.P.	14.11	77.45	1.13	3.07	1.75	—	4.61	1.50
Gasoriente, S.A. ESP	Colombia	Gas Natural, S.A. ESP		Gas distribution	I.P.	9.93	54.50	9.21	34.42	5.13	(4.16)	24.31	75.50

Name	Country	Parent Company	Other Shareholders(1)	Line of Business	Consolidation Method	Total % of Ownership		Amounts in Millions of Euros
						% of Direct Ownership	% Control	Capital	Reserves	Income (Loss)	Interim Dividend	Assets Owned(2)	Investment Value(3)
Gases de Barrancabermeja, S.A. ESP	Colombia	Gasoriente, S.A. ESP		Gas distribution	I.P.	9.93	99.99	1.33	4.24	0.16	—	5.73	10.20
Gas Natural Commercialisation France	France	Gas Natural Internacional SDG		Marketing of gas	I.P.	30.85	100	0.04	—	—	—	0.04	—
Portal Gas Natural S.A.	Spain	Gas Natural SDG, S.A.		e-business	I.P.	19.48	63.16	7.98	(0.81)	0.34	—	4.75	7.20
Portal del Instalador, S.A.	Spain	Portal Gas Natural	Repsol YPF, S.A.	Services	I.P.	26.56	85.00	1.29	(0.13)	0.05	—	1.03	1.00
Torre Marenostrum, S.L.	Spain	Gas Natural SDG, S.A.		Real estate	P.E.	13.88	45.00	5.33	15.79	(0.16)	—	9.44	9.60
Central Térmica la Torrecilla, S.A.	Spain	Gas Natural SDG, S.A.		Electricity cogeneration	I.P.	15.42	50.00	2.10	*	—	—	1.05	1.50
Proyectos Integrados Energéticos, S.A.	Spain	Repsol YPF, S.A.	Repsol Petróleo, S.A.	Electricity and gas	I.G.	100	100	24.04	3.04	3.36	—	30.44	24.00
YPF, S.A. 7	Argentina	Repsol YPF, S.A.	Repsol YPF Capital/ CAVEANT/R.Exploración	Oil and gas exploration and production	I.G.	99.04	99.04	4,021.79	982.10	1,108.90	—	6,054.10	10,724.00
YPF International, S.A.	Bolivia	YPF, S.A.	Repsol YPF Bolivia/Repsol YPF E&P Bolivia	Portfolio company	I.G.	99.04	100	—	(90.83)	21.78	—	(69.05)	107.82
YPF South Sokang, Ltd.	Cayman Islands	YPF International, S.A.		Oil and gas exploration and production	I.G.	99.04	100	*	(0.82)	*	—	(0.82)	(0.82)
YPF Energy Holdings N.V.	Neth. Antilles	YPF International, S.A.		Portfolio company	I.G.	99.04	100	310.26	(250.10)	0.99	—	61.14	61.14
YPF Jambi Merang, B.V.	Netherlands	YPF International, S.A.		Oil and gas exploration and production	I.G.	99.04	100	0.09	(0.08)	0.04	—	0.05	0.05
YPF Ecuador Inc.	Cayman Islands	YPF International, S.A.		Oil and gas exploration and production	I.G.	99.04	100	0.75	(0.75)	—	—	—	—
Greenstone Assurance, Ltd.	Bermuda Islandss	YPF International, S.A.		Reinsurance	I.G.	99.04	100	12.41	19.08	0.99	—	32.48	32.48
YPF Malaysia, Ltd.	Cayman Islands	YPF International, S.A.		Oil and gas exploration and production	I.G.	99.04	100	*	(14.99)	0.32	—	(14.66)	(14.66)
Maxus Guyana, Ltd.	Cayman Islands	YPF International, S.A.		Oil and gas exploration and production	I.G.	99.04	100	*	(2.46)	(0.13)	—	(2.59)	(2.59)
YPF Holdings Inc.	U.S.A.	YPF, S.A.		Portfolio company	I.G.	99.04	100	402.52	(370.25)	(100.35)	—	(68.08)	(68.08)
CLH Holdings	U.S.A.	YPF Holdings Inc.		Finance	I.G.	99.04	100	88.70	(96.32)	(67.32)	—	(74.94)	(74.94)
Tierra Solutions Inc.	U.S.A.	CLH Holdings		Other business activities	I.G.	99.04	100	88.70	(96.32)	(67.32)	—	(74.94)	(74.94)
Maxus Energy Corporation	U.S.A.	YPF Holdings Inc.		Oil and gas exploration and production	I.G.	99.04	100	206.70	(287.07)	(47.79)	—	(128.16)	(94.65)
Maxus US Exploration Co.	U.S.A.	Maxus Energy Corporation		Oil and gas exploration and production	I.G.	99.04	100	1.38	(61.56)	(33.77)	—	(93.95)	(93.95)
Midgard Energy Co.	U.S.A.	Maxus Energy Corporation		Oil and gas exploration and production	I.G.	99.04	100	183.73	(93.30)	2.37	—	92.80	92.80
Diamond Gateway Coal Co.	U.S.A.	Maxus Energy Corporation		Other business activities	I.G.	99.04	100	(3.17)	0.69	(0.02)	—	(2.51)	(2.51)
Wheeling Gateway Coal Co.	U.S.A.	Maxus Energy Corporation		Other business activities	I.G.	99.04	100	(5.21)	0.12	(0.07)	—	(5.17)	(5.17)
Gateway Coal Co.	U.S.A.	Wheeling Gateway Coal Co.	Diamond Gateway Coal Co.	Other business activities	I.G.	99.04	100	—	(0.02)	(0.00)	—	(0.03)	(0.03)
Ryttsa USA Inc.	U.S.A.	YPF Holdings Inc.		Marketing of oil products	I.G.	99.04	100	21.00	17.87	14.83	—	53.70	53.70
Global Companies LLc. (4)	U.S.A.	Ryttsa USA Inc.		Marketing of oil products	I.P.	50.51	51.00	—	—	—	—	—	—
Compañía Mega	Argentina	YPF, S.A.		Gas fractionation	I.P.	37.64	38.00	149.85	96.01	101.37	—	131.95	131.95
Operadora de Estaciones de Servicio, S.A. OPESSA	Argentina	YPF, S.A.	Repsol YPF Gas, S.A.	Marketing of fuels	I.G.	98.90	100	88.33	(57.16)	5.11	—	36.27	36.27
Oiltanking Ebytem, S.A.	Argentina	YPF, S.A.		Transport and storage of oil products	P.E.	29.71	30.00	8.64	5.92	1.23	—	4.74	4.74
A&C Pipeline Holding	Cayman Islands	YPF, S.A.		Finance	P.E.	17.83	18.00	0.66	—	—	—	0.12	—
Oleoducto Transandino Argentino, S.A.	Argentina	A&C Pipeline Holding		Oil pipeline construction and operation	P.E.	17.83	100	33.53	3.48	(16.41)	—	3.71	3.71

Name	Country	Parent Company	Other Shareholders(1)	Line of Business	Consolidation Method	Total % of Ownership		Amounts in Millions of Euros
						% of Direct Ownership	% Control	Capital	Reserves	Income (Loss)	Interim Dividend	Assets Owned(2)	Investment Value(3)
Oleoducto Trasandino Chile, S.A.	Chile	A&C Pipeline Holding		Oil pipeline construction and operation	P.E.	17.83	100	30.60	2.48	(12.47)	—	3.71	3.65
Gasoducto del Pacífico Argentina, S.A.	Argentina	Gasoducto Pacífico Cayman, S.A.		Construction and operation of a gas pipeline	P.E.	8.67	87.50	91.49	(31.62)	4.31	—	56.15	6.42
Profertil, S.A.	Argentina	YPF, S.A.		Production and sale of gas products	I.P.	49.52	50.00	271.26	0.30	78.41	—	174.98	174.98
Refinerías del Norte, S.A. (REFINOR)	Argentina	YPF, S.A.		Refining and marketing of oil products	I.P.	49.52	50.00	74.51	24.15	33.54	(12.70)	59.75	59.75
Terminales Marítimas Patagónicas, S.A.	Argentina	YPF, S.A.		Logistics of oil by-products	P.E.	32.83	33.15	10.61	30.14	3.34	—	14.62	14.62
Oleoductos del Valle, S.A. (OLDELVAL)	Argentina	YPF, S.A.		Logistics of oil by-products	P.E.	36.64	37.00	81.30	10.22	2.20	—	34.67	34.67
Gas Argentino, S.A. (GASA)	Argentina	YPF, S.A.		Portfolio company	P.E.	44.90	45.33	228.06	(321.98)	(16.15)	—	(49.90)	—
Metrogas, S.A.	Argentina	Gas Argentino, S.A. (GASA)		Gas distribution	P.E.	31.42	70.00	420.38	(611.94)	(18.78)	—	(147.24)	—
Poligas Luján, S.A.	Argentina	YPF, S.A.		Bottling, transmission and marketing of L.P.G.	I.G.	50.01	50.49	—	—	—	—	—	—
A.P.D.C.	Cayman Islands	YPF, S.A.		Oil and gas exploration and production	I.G.	99.04	100	22.23	(11.92)	—	—	10.31	10.31
Enerfín, S.A.	Uruguay	YPF, S.A.		Finance	I.G.	99.04	100	—	—	—	—	—	—
Astra Evangelista, S.A.	Argentina	YPF, S.A.	A.P.D.C.	Engineering and construction	I.G.	99.04	100	6.43	13.98	(4.61)	—	15.79	15.79
AESA Construcciones y Servicios	Brazil	Astra Evangelista, S.A.	YPF, S.A.	Engineering and construction	I.G.	99.04	100	1.99	(0.53)	—	—	1.46	1.46
Adicor, S.A.	Uruguay	Astra Evangelista, S.A.		Other business activities	I.G.	99.04	100	0.07	4.87	1.12	—	6.06	6.06
Gasoducto Oriental, S.A.	Argentina	Astra Evangelista, S.A.		Distribution of natural gas	P.E.	16.50	16.66	*	—	1.77	—	0.30	0.22
Inversora Dock Sud, S.A.	Argentina	YPF, S.A.		Portfolio company	P.E.	42.45	42.86	69.42	(114.42)	1.21	—	(18.77)	(18.77)
Central Dock Sud, S.A.	Argentina	Inversora Dock Sud, S.A.	YPF, S.A.	Electric power generation and retailing	P.E.	39.53	9.98	116.14	(186.92)	1.48	—	(6.92)	(6.92)
Pluspetrol Energy, S.A.	Argentina	YPF, S.A.		Oil and gas exploration and production	I.P.	44.57	45.00	71.15	(81.54)	41.90	—	14.18	14.18
PBB Polisur, S.A. (9)	Argentina	YPF, S.A.		Production and marketing of Petrochemicals	P.E.	27.73	28.00	—	—	—	—	—	—
Petroken Petroquímica Ensenada, S.A. (9)	Argentina	YPF, S.A.		Production and marketing of Petrochemicals	P.E.	49.52	50.00	—	—	—	—	—	—
Repsol YPF Chile, Limitada	Chile	Repsol YPF, S.A.	OPESSA	Administration of YPF’s investments in Chile	I.G.	100	100	91.34	33.55	2.31	—	127.20	106.00
Operaciones y Servicios YPF	Chile	Repsol YPF Chile, Limitada	Petróleos Transandinos, S.A.	Operation of service stations	I.G.	100	100	1.14	(0.64)	0.06	—	0.56	—
Petróleos Transandinos YPF, S.A.	Chile	Repsol YPF Chile, Limitada	YPF, S.A. / OPESSA	Marketing and distribution of fuels and lubricants	I.G.	100	100	41.09	22.72	3.06	—	66.87	7.13
Repsol YPF Bolivia, S.A.	Bolivia	Repsol YPF, S.A.	R. Ex.plorac./Rex. Perú/Rex. Colombia/ R.YPF E&P Bolivia	Portfolio company	I.G.	100	100	790.19	(233.15)	38.32	—	595.36	679.00
Empresa Petrolera Andina, S.A.	Bolivia	Repsol YPF Bolivia, S.A.		Oil and gas exploration and production	I.G.	50.00	50.00	222.83	138.92	43.04	—	202.40	202.40
Transierra S.A.	Bolivia	Empresa Petrolera Andina, S.A.		Oil and gas transmission	P.E.	22.25	44.50	59.09	(0.83)	8.30	—	29.62	29.62
Maxus Bolivia Inc.	Cayman Islands	Repsol YPF Bolivia, S.A.		Oil and gas exploration and production	I.G.	100	100	98.32	28.44	30.80	—	157.56	157.56
Repsol YPF E&P de Bolivia, S.A.	Bolivia	Maxus Bolivia Inc.	R. YPF Bolivia, S.A. / Rex. Perú, S.A. / Rex. Colombia, S.A.	Oil and gas exploration and production	I.G.	100	100	112.20	(0.29)	34.11	—	146.02	145.62
AESA Construcciones y Servicios Bolivia	Bolivia	Repsol YPF Bolivia, S.A.	R. YPF E&P de Bolivia, S.A. / Astra Evangelista	Engineering and construction	P.E.	100	100	*	(1.25)	(3.89)	—	(5.13)	(5.03)
Repsol YPF Brasil, S.A.	Brazil	Repsol YPF, S.A.	OPESSA	Explotation and marketing of oil and gas	I.G.	100	100	475.51	(152.44)	(49.20)	—	273.87	213.00

Name	Country	Parent Company	Other Shareholders(1)	Line of Business	Consolidation Method	Total % of Ownership		Amounts in Millions of Euros
						% of Direct Ownership	% Control	Capital	Reserves	Income (Loss)	Interim Dividend	Assets Owned(2)	Investment Value(3)
Repsol YPF Distribuidora, S.A.	Brazil	Repsol YPF Brasil, S.A.	Repsol YPF Importadora de Productos, Ltda.	Operation and administrative consulting services	I.G.	100	100	54.53	(12.82)	(4.94)	—	36.78	36.78
Transportadora Sul Brasileira do Gas, S.A.	Brazil	Repsol YPF Brasil, S.A.		Gas supply and logistics	P.E.	15.00	15.00	22.40	(5.92)	(1.13)	—	2.30	2.30
Refinaria de Petróleos Manguinhos, S.A.	Brazil	Repsol YPF Brasil, S.A.		Refining and marketing of oil products	I.P.	30.71	30.71	5.70	39.41	9.52	—	16.78	16.78
Manguinhos Distribuidora, S.A.	Brazil	Refinaria Petróleos Manguinhos, S.A.		Marketing of oil products	I.P.	30.71	30.71	8.50	0.54	(0.11)	—	2.74	—
Manguinhos Química, S.A.	Brazil	Refinaria Petróleos Manguinhos, S.A.	Manguinhos Distribuidora, S.A.	Marketing of petrochemicals	I.P.	30.71	30.71	1.60	(0.33)	0.16	—	0.44	—
Alberto Pasqualini REFAP, S.A.	Brazil	Repsol YPF Brasil, S.A.		Refining and marketing of oil products	I.P.	30.00	30.00	186.95	134.36	29.01	—	105.10	105.10
Operadora de Postos de Servicos Ltda.	Brazil	Repsol YPF Brasil, S.A.	Repsol YPF Importadora de Productos, Ltda.	Operation of service stations	I.G.	100	100	13.38	(3.65)	(2.10)	—	7.62	7.62
Repsol YPF Importadora de Productos, Ltda.	Brazil	Repsol YPF Brasil, S.A.	Repsol Gas Brasil, S.A.	Marketing of oil products	I.G.	100	100	0.28	0.55	(0.56)	—	0.26	0.26

Consolidation Method
I.G.:	Full consolidation	(*)	Amount less than €20,000.
I.P.:	Proportional consolidation
P.E.:	Equity Method	(1)	Other Group companies with ownership interests of less than that of the Parent Company in the company’s capital stock.
n.a.:	Not available	(2)	Based on the percentage of ownership of the related Parent Company.
		(3)	Relates to the value of the net investment.
		(4)	The figures relate to the consolidated subgroup made up by Global Companies, Llc., Chelsea Sandwich Llc. and Global Montello Group Llc.
		(5)	The Enagás Group comprises the following companies: Enagás, Gasoducto Braga-Tuy, S.A., Gasoducto Campomaior-Leira-Braga, S.A., Gasoducto Al-Andalus, S.A., Gasoducto Extremadura, S.A. and Enagas International Finance, S.A.
		(6)	This company is fully consolidated by its parent company. The parent company is accounted for by the equity method in the REPSOL YPF Group.
		(7)	At these companies the data relate to the consolidated aggregates of the respective subgroups.
		(8)	Net income corresponding to November, 2004 and October, 2004
		(9)	Companies available-for-sale as of December 31, 2004.